Supplement dated February 26, 2019, to the following prospectuses, each as previously amended or supplemented:

American Beacon Acadian Emerging Markets Managed Volatility Fund
American Beacon Crescent Short Duration High Income Fund
American Beacon Frontier Markets Income Fund
American Beacon SGA Global Growth Fund
Prospectuses dated May 31, 2018

American Beacon TwentyFour Strategic Income Fund
Prospectus dated October 28, 2018

American Beacon AHL Managed Futures Strategy Fund
American Beacon Bahl & Gaynor Small Cap Growth Fund
American Beacon Bridgeway Large Cap Growth Fund
American Beacon Bridgeway Large Cap Value Fund
American Beacon Ionic Strategic Arbitrage Fund
American Beacon Stephens Mid-Cap Growth Fund
American Beacon Stephens Small Cap Growth Fund
Prospectuses dated April 30, 2018

Effective immediately, each Prospectus is supplemented as follows:

1)	The following shall be inserted immediately after the “About Your Investment - Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries” section of the Prospectus:

Conversion of C Class Shares to A Class Shares
Effective February 28, 2019, C Class shares will convert automatically into A Class shares ten (10) years after the initial date of purchase or, if you acquired your C Class shares through an exchange or conversion from another share class, ten (10) years after the date you acquired your C Class shares.  When C Class shares that you acquired through a purchase or exchange convert, any other C Class shares that you purchased with reinvested dividends and distributions also will convert into A Class shares on a pro rata basis.  A shorter holding period may also apply depending on your intermediary.  Please see Appendix A to this Prospectus, entitled “Intermediary Sales Charge Discounts and Waivers."

2)	The following shall be inserted at the end of the “Appendix A – Intermediary Sales Charge Discounts and Waivers” section of the Prospectus:

Appendix A: Raymond James
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund's prospectus.
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
Breakpoints as described in this Prospectus.

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE